To:	TIP Members and Prospective Members
From:	Dick Flannery and David Salem
Date:	March 24, 2006
Re:	TIP Update

TIFF was formed fifteen years ago to seek to improve the investment returns of endowed charities. We remain firmly committed to this objective today. Our pursuit of this objective in an ever-changing investment environment requires continual improvement and ongoing review of all aspects of the cooperative’s structure. Most recently, we have been reevaluating whether the optimal structure for TIFF’s marketable investments offerings continues to be SEC-registered mutual funds. Our marketable investments offerings are TIFF Multi-Asset Fund, TIFF International Equity Fund, TIFF U.S. Equity Fund, TIFF Government Bond Fund, and TIFF Short-Term Fund, which together form TIFF Investment Program, Inc. (“TIP”), an SEC-registered mutual fund.

We are in the early stages of our review of TIP’s structure. No recommendations have been made to the board; no decisions have been reached. Even though we have only limited information to share with you at this time, we wanted to let you know that we are reevaluating the registration issue in case the fact that we are doing so impacts your plans to invest with TIP. Please note that, whether or not TIP remains a registered mutual fund, TIFF Advisory Services intends to remain registered with the SEC as an investment advisor.

If TIP were no longer registered as a mutual fund with the SEC, under current regulations TIP could no longer accept investments from organizations having less than $5 million in total assets. In light of that fact, effective as of the close of business on March 31, 2006, and until the organizational review described above is completed, the TIP funds will be open only to organizations having total assets in excess of $5 million. To be clear, TIP will remain open to new investments and operating in the normal course of business during this review period. The only change happening right now is that non-profit organizations wishing to become new TIP members must have total assets in excess of $5 million in order to be eligible. Organizations having total assets in excess of $5 million will be able to join as usual and all existing members may purchase additional shares in their existing accounts.

When we complete this review, which could be several months hence due to the complexity of the issues involved, we’ll write to you again to describe the conclusions reached by the board and the impact, if any, of such conclusions on TIP’s eligibility requirements. If any changes are planned, additional information will be provided and consents or other necessary documentation would be obtained from TIP members, as appropriate.

We recognize that this letter may raise more questions than it answers. To give you the opportunity to ask questions and discuss our plans, we will be hosting a series of conference calls over the next several weeks. Please check our Website at www.tiff.org for scheduling and call-in information.

In the meantime, the enclosed prospectus supplement provides more detailed information about the new eligibility requirements, when they start, and how they will be applied.

If you have any questions requiring answers prior to the upcoming conference calls, please call TIFF Member Services at 434-817-8200.

TIFF Investment Program, Inc. (TIP)
Supplement dated March 24, 2006,
to the Prospectus dated April 30, 2005,
as revised on October 17, 2005, and supplemented on March 13, 2006

The following information supplements the information on page 14 of the Prospectus under the heading Asset Size in the section entitled Eligible Investors:

Effective as of the close of business on March 31, 2006 (the “Effective Date”), the funds will be open only to organizations that meet the eligibility criteria set forth under the heading Eligibility Criteria and have total assets in excess of $5 million. All members that are shareholders of record of a fund prior to the close of business on the Effective Date, including those not meeting the new $5 million total assets threshold, will be able to purchase additional shares in their existing accounts in that fund through new purchases, including purchases through reinvestment of dividends and capital gains distributions, and exchanges. A member not meeting the new $5 million total assets threshold that is an existing shareholder in one TIP fund will be able to continue to add to its account in that fund, but will not be permitted to open a new account in another TIP fund. If a member that does not meet the new $5 million total assets threshold redeems all of the shares in its account, the account will be closed and the member will not be permitted to reopen its account or purchase additional shares for so long as the eligibility criteria require investors to have total assets in excess of $5 million.

In order to be considered a shareholder of record of a particular TIP fund prior to the Effective Date, the organization wishing to become a member must have established an account in that fund in good order by submitting an account application and the required accompanying documentation and wiring Federal Funds to TIP’s custodian and transfer agent (detailed instructions are included in the prospectus) by the close of business on the Effective Date. If an organization not meeting the new $5 million total assets threshold has not established an account in good order prior to the Effective Date but (1) requested and received a prospectus and new account application after January 1, 2006, but prior to the date of this supplement or (2) is an organization to which an investment presentation about TIP was made after January 1, 2006, but prior to the date of this supplement, it will be permitted to invest, provided it does so within 90 days of the date of this supplement. Any organization not meeting the $5 million total assets threshold should carefully consider whether it would be in its best interest to establish a new account at this time.

The funds reserve the right to revise at any time the requirement that organizations have total assets in excess of $5 million in order to become a member.

The following sentence replaces the last sentence under the heading Investment Minimums on pages 24-25:

As noted above in the section entitled Eligible Investors, the funds require that any organization wishing to become a member have total assets in excess of $5 million.

The following supplements the information under the heading Exchange Privilege on page 26:

For members meeting the new $5 million total assets threshold, shares of one TIP fund may be exchanged for shares of any other TIP fund. For members not meeting the new $5 million total assets threshold, shares of one TIP fund may be exchanged only for shares of any other TIP fund in which the member then has an existing account.

The following supplements the information under the heading Distribution Options on page 26:

For members not meeting the new $5 million total assets threshold, distributions may be reinvested in any TIP fund in which the member then has an existing account.